                            FIRST AMENDMENT TO LEASE


THIS FIRST AMENDMENT TO LEASE is made this 23rd day of July, 1998, between First Avenue West Building L.L.C., a Washington Limited Liability Company ("Landlord" herein) and F5 Labs, Inc., ("Tenant" herein) for the premises located in the city of Seattle, County of King, State of Washington, commonly known as Suite 500, First West Building, 200 First Avenue West.


                                    RECITALS


A. Landlord and Tenant are parties to that certain lease dated October 9th, 1997 (the "Lease" herein). The Lease is made a part hereof as though set forth in full herein.

B. Landlord and Tenant hereby express their mutual desire and intend to amend by this writing those terms, covenants and conditions contained in "3. RENT", "40. REIMBURSEMENT OF DIRECT EXPENSES" and "Premises Rentable Area, tenant proportionate share and security deposit" as shown on Lease Reference Page.


NOW, THEREFORE, as parties hereto, Landlord and Tenant Agree as follows:


AMENDMENTS:


1. Paragraph "3. RENT" shall hereinafter additionally provide as follows:

   a. Commencing on August 1, 1998 and continuing until November 30, 1998, Tenant's rental payments shall be $13,219.94 per month.

   b. Commencing on December 1, 1998 and continuing until October 31, 1999, Tenant's rental payments shall be $13,417.25 per month.

   c. Commencing on December 1, 1999 and continuing until November 30, 2000, Tenant's rental payments shall be $13,614.56 per month.

2. "Premises Rentable Area" as shown on Lease Reference Page shall be amended to reflect the additional suite 210 on the second floor amounting to 2,702 square feet, plus the existing suite 500 on the fifth floor amounting to 6,769 square feet totaling a combined square footage of 9,471 effective August 1, 1998.

3. "Tenant Proportionate Share" as shown on Lease Reference Page shall be amended to reflect the expanded suite percentage of 15.46% effective August 1, 1998.

4. "Security Deposit" as shown on th lease Reference Page shall be amended to reflect the addition of $3,884 to the existing security deposit to total $42,664.74 as tenant security deposit for the amended lease.


First Amendment to Lease dated October 9, 1997
Page 1 of 5

INCORPORATION:

5. Except as herein modified, all other terms and conditions of the Lease between the parties above described are ratified and affirmed and shall continue in full force and effect.

The parties hereto have executed this First Amendment to Lease on the date specified below their respective signatures.

LANDLORD: FIRST AVENUE WEST                 TENANT: F5 Labs, Inc.
BUILDING L.L.C., a Washington Limited       a Washington Corporation
Liability Company


BY: /s/Frederick W. Hines, Jr.          BY:  /s/ Jeffrey S. Hussey
-------------------------------------       -----------------------------------
    Frederick W. Hines, Jr.                     Jeffrey S. Hussey

ITS: Management Agent                       ITS:  President and CEO

Date:    7/23/98                        Date:    7-23-98
-------------------------------------       -----------------------------------


                                            BY:  /s/ Brian R. Dixon
                                            -----------------------------------
                                                  Brian R. Dixon

                                            ITS:  Vice President of Finance

                                            Date:     7-23-98
                                            -----------------------------------




First Amendment to Lease dated October 9, 1997
Page 2 of 5

STATE OF WASHINGTON        )
                           )       SS
COUNTY OF KING             )

I certify that I know or have satisfactory evidence that Fred. W. Hines, Jr. signed this instrument on oath, that he was authorized to execute said instrument as the managing agent of First Avenue West Building L.L.C. pursuant to the provisions of the Limited Liability Company and acknowledged said instrument as the managing agent of the First Avenue West Building L.L.C. to be the free and voluntary act of said Limited Liability Company for the uses and purposes mentioned in said instrument

Date:            7/23/98
       --------------------------------

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year first above written.

                                 /s/ Brian Dixon
                             -------------------------------------------------
                             Printed Name:   Brian Dixon
                                           -----------------------------------
                             Notary Public in and for the State of Washington
                             residing at       Seattle
                                           -----------------------------------
                             My commission expires:   7/01/00
                                                    --------------------------


First Amendment to Lease dated October 9, 1997
Page 3 of 5

STATE OF WASHINGTON        )
                           )       SS
COUNTY OF KING             )

On this 23rd day of July, 1998 personally appeared before me JEFFREY S. HUSSEY, to me known to be the President and CEO of F5 Labs, Inc., the corporation that executed the within and foregoing instrument and acknowledged said instrument to be the free and voluntary act and deed of said corporation, for the uses and proposed therein mentioned, and on oath stated that he was authorized to execute said instrument on behalf of said corporation.

Date:       7/23/98
       --------------------------------

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year first above written.

                              /s/ Brian R. Dixon
                             -------------------------------------------------
                             Printed Name:   Brian R. Dixon
                                           -----------------------------------
                             Notary Public in and for the State of Washington
                             residing at     Seattle
                                           -----------------------------------
                             My commission expires:   7-01-00
                                                    --------------------------


First Amendment to Lease dated October 9, 1997
Page 4 of 5

STATE OF WASHINGTON        )
                           )       SS
COUNTY OF KING             )

On this 23rd day of July, 1998, personally appeared before me BRIAN R. DIXON, to me known to be the Vice President of Finance of F5 Labs, Inc., the corporation that executed the within and foregoing instrument and acknowledged said instrument to be the free and voluntary act and deed of said corporation, for the uses and proposed therein mentioned, and on oath stated that he was authorized to execute said instrument on behalf of said corporation.

Date:    7/23/98
       --------------------------------

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year first above written.

                              /s/ Mari Newkirk
                             -------------------------------------------------
                             Printed Name:    Mari Newkirk
                                           -----------------------------------
                             Notary Public in and for the State of Washington
                             residing at   Mountlake Terrace/Snoh. Cty.
                                           -----------------------------------
                             My commission expires:   8/19/98
                                                    --------------------------


First Amendment to Lease dated October 9, 1997
Page 5 of 5

                                    EXHIBIT C

                              RENTAL RATE BY FLOOR

                     MONTHS PRESENTED BASED ON CURRENT LEASE

FIFTH FLOOR - 6,769 SQFT
  YR 1    Months 4-12     $ 86,304.78 - agrees with original lease @ $17.00 per sqft
  YR 1    Months 13-15    $ 29,191.32 - agrees with original lease @ $17.25 sqft
  YR 2    Months 16-24    $ 87,573.96 - agrees with original lease @ $17.25 sqft
  YR 2    Months 25-27    $ 38,921.75 - annual rate of $23.00 per sqft - beginning 12/01/00
  YR 3    Months 28-39    $162,456.00 - annual rate of $24.00 per sqft - beginning 03/01/01
  YR 4    Months 40-51    $169,225.00 - annual rate of $25.00 per sqft - beginning 03/01/02
  YR 5    Months 52-63    $175,994.00 - annual rate of $26.00 per sqft - beginning 03/01/03

SECOND FLOOR - 2,702 SQFT
  YR 1    Months 4-12     $ 34,450.51 - agrees with original lease @ $17.00 per sqft
  YR 1    Months 13-15    $ 11,652.38 - agrees with original lease - $17.25 sqft
  YR 2    Months 16-24    $ 34,957.13 - agrees with original lease  - $17.25 sqft
  YR 2    Months 25-27    $ 14,185.50 - annual rate of $21.00 per sqft - beginning 12/01/00
  YR 3    Months 28-39    $ 59,444.00 - annual rate of $22.00 per sqft - beginning 03/01/01
  YR 4    Months 40-51    $ 62,146.00 - annual rate of $23.00 per sqft - beginning 03/01/02
  YR 5    Months 52-63    $ 64,848.00 - annual rate of $24.00 per sqft - beginning 03/01/03

FIRST FLOOR (BENCHMARK) - 2,430 SQFT
  YR 1    Months 4-12     $ 30,982.50 - agrees with original lease @ $17.00 per sqft
  YR 1    Months 13-15    $ 10,479.38 - agrees with original lease @ $17.25 per sqft
  YR 2    Months 16-24    $ 31,438.13 - agrees with original lease @ $17.25 per sqft
  YR 2    Months 25-27    $ 12,150.00 - annual rate of $20.00 per sqft - beginning 12/01/00
  YR 3    Months 28-39    $ 51,030.00 - annual rate of $21.00 per sqft - beginning 03/01/01
  YR 4    Months 40-51    $ 53,460.00 - annual rate of $22.00 per sqft - beginning 03/01/02
  YR 5    Months 52-63    $ 55,890.00 - annual rate of $23.00 per sqft - beginning 03/01/03

FIRST FLOOR (FIRST IMAGE / ROCHEFORT) - 6,767 SQFT
  YR 1    Months 4-12     $ 96,429.75 - proposal starting 03/01/99 @ $19.00 per sqft
  YR 1    Months 13-15    $ 32,143.25 - proposal starting 03/01/99 @ $19.00 per sqft
  YR 2    Months 16-24    $101,505.00 - proposal starting 03/01/00 @ $20.00 per sqft
  YR 2    Months 25-27    $ 33,835.00 - proposal starting 03/01/00 @ $20.00 per sqft
  YR 3    Months 28-39    $142,107.00 - annual rate of $21.00 per sqft - beginning 03/01/00
  YR 4    Months 40-51    $148,874.00 - annual rate of $22.00 per sqft - beginning 03/01/01
  YR 5    Months 52-63    $155,641.00 - annual rate of $23.00 per sqft - beginning 03/01/01

                                    EXHIBIT D

                         FIRST AVENUE WEST BUILDING LLC
                               LEASE TERMINATIONS

                                                                      OPTION TO    DAYS    DELIVERY
           NAME                            FLOOR   SQ FT     EXPIRES    RENEW     NOTICE     DATE
----------------------------------------------------------------------------------------------------
FIRST WEST SUITES                            4      4,586     3/31/03                        7/1/03
FIRST WEST SUITES                            4      3,504     3/31/03                        7/1/03
AMERICAN PROPERTY FINANCING                  2      2,838     2/28/03    5-YR       180      6/1/03
BUSINESS RESOURCE                            3      3,735     7/31/00    2-YR       180     11/1/00
CGC JAPAN                                    3      1,345     8/31/00                       12/1/00
CARING PRODUCTS INT.                         2      4,664     7/31/00    5-YR       180     11/1/00
GRAPHIC ARTS CENTER                          5      2,387     7/31/99                       11/1/99
GUARDIANSHIP SVC OF SEA                      3      2,354     9/30/00                        1/1/01
HOOVER                                       2      1,365      M TO M
LINTERS                                      5      3,313     2/28/00    3-YR       180      6/1/00
MCLOUGHLIN, A CONAM CO.                      3      3,639    12/31/02                        4/1/02
NELSON, WATSON & ERICKSON                    4      1,657     8/31/01    2-YR        0      12/1/01
OCEAN KING SEAFOOD                           3      1,183     7/31/99                       11/1/99
SOURCE CAPITAL /PARALLEL                     4      1,872    10/31/01                        2/1/02
PROGRESSIVE SECURITIES                       2        694     5/31/99                        9/1/99
FIRST WEST SUITES                            4        637     3/31/03                        7/1/03
ABC RADIO NETWORK, INC.                      1      2,503     3/31/03                        7/1/03
VENTURE DEV. CORP                            1      2,226     7/31/99    3-YR       180     11/1/99
TOTALS                                             44,502

----------------------------------------------------------------------------------------------------

NOTE: Space will be available for lease within 90 days of expiration of Lease or renewal option period.